UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pilot House-Lewis Wharf, 2 Atlantic Avenue	6th Floor Boston, MA	02110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 586-3900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on April 24, 2023, Spectrum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Assertio Holdings, Inc., a Delaware corporation (“Assertio”), and Spade Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of Assertio (“Merger Sub”). On July 31, 2023 (the “Closing Date”), pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Assertio (the “Surviving Corporation”). Additionally, on the Closing Date, in connection with the Merger Agreement, Assertio and Computershare Trust Company, N.A., as rights agent, entered into a contingent value right (“CVR”) Agreement (the “CVR Agreement”), pursuant to which each holder of (i) common stock, par value $0.001 per share, of the Company (“Common Stock”) (other than holders of Company Stock (x) that was cancelled in accordance with the terms of the Merger Agreement or (y) who properly exercised appraisal rights under Delaware law) and (ii) Company restricted stock units, certain stock appreciation rights (“SARs”), certain options to purchase Common Stock (“Stock Options”) and warrants to purchase Common Stock (“Company Warrants”), were entitled to one CVR. Each CVR entitled the holder thereof to receive contingent payments payable in cash or Assertio common stock, par value $0.0001 (“Assertio common stock”) (or a combination of the two), if any, at the election of Assertio, upon the achievement of certain sales milestones related to ROLVEDON®.

The foregoing descriptions of the Merger, the Merger Agreement and the CVR Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, including the exhibits attached thereto, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on April 25, 2023 and is incorporated by reference herein.

Item 2.01. Completion of Acquisition of Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.01, 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), (1) each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement, or by stockholders who have properly exercised and perfected appraisal rights under Delaware law) was cancelled and converted into the right to receive (a)(i) 0.1783 of a share of Assertio common stock and (ii) cash in lieu of fractional shares (the “Upfront Consideration”) and (b) a CVR to receive up to an additional $0.20 per common share (subject to adjustment), payable in cash or Assertio common stock (or a combination of the two), if any, at the election of Assertio, upon the achievement of certain milestones (collectively with the Upfront Consideration, the “Merger Consideration”), (2) each outstanding Stock Option and SAR that was unvested became fully vested and (a) a Stock Option or SAR with an exercise price less than the Upfront Consideration was cancelled and converted into (i) a number of shares of Assertio common stock with a value equal to the quotient of (A) the product of (x) the total number of shares of Common Stock underlying the Stock Option or SAR multiplied by (y) the excess, if any, of the value of the Upfront Consideration over the exercise price of such Stock Option or SAR, divided by (B) the average of the daily volume-weighted average price per share of Assertio common stock calculated based on the ten (10) consecutive trading days ending two trading days prior to the date of the Merger Agreement and (ii) a CVR for each share of Common Stock underlying such Stock Option, (b) a Stock Option or SAR with an exercise price equal to or greater than the Upfront Consideration and less than the aggregate Merger Consideration (treating all CVRs as fully paid) was cancelled in exchange for a CVR for each share of Common Stock underlying such Stock Option (with the potential payment thereunder reduced by the amount that the exercise price exceeded the Upfront Consideration) and (c) a Stock Option or SAR with an exercise price equal to or greater than the aggregate Merger Consideration (treating all CVRs as fully paid) was cancelled for no consideration, (3) each vested and unvested share of Company restricted stock and restricted stock unit that was outstanding as of immediately prior the Effective Time was fully accelerated and settled in shares of Assertio common stock on the Closing Date for the aggregate Merger Consideration and (4) upon the election of the holder, each Company Warrant that was outstanding immediately prior to the Effective Time was cancelled and, in exchange therefor, the Company shall pay to each former holder of any such cancelled Company Warrant as soon as practicable following the Effective Time (a) a number of shares of Common Stock equal to the (i) product of (A) the excess of $1.10 over the exercise price per Common Stock under such Company Warrant, and (B) the number of shares of Common Stock subject to such Company Warrant, multiplied by (ii) the Exchange Ratio, and (b) one CVR for Common Stock underlying such Company Warrant, in each case, without interest, and subject to deduction for any required withholding of taxes.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified representatives of the Nasdaq Capital Market (“NASDAQ”) that the Merger had been completed and requested that NASDAQ delist the Common Stock. As a result, trading of the Common Stock, which traded under the ticker symbol “SPPI” on NASDAQ, was halted after the close of trading on July 31, 2023 and will be suspended effective prior to the opening of trading on August 1, 2023. In addition, the Company requested that NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 in order to effect the delisting of the shares of the Common Stock from NASDAQ and deregistration of such shares under Section 12(b) of the Exchange Act. The Company also intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the shares of the Common Stock under Section 12(g) of the Exchange Act and suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference in its entirety into this Item 3.03.

At the Effective Time, each holder of Common Stock immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on April 25, 2023 and is incorporated by reference herein.

Item 5.01. Change of Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of the Company occurred and Merger Sub merged with and into the Company, with the Company continuing as the Surviving Corporation and a wholly-owned subsidiary of Assertio.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, all of the members of the Company’s board of directors (which consisted of William L. Ashton, Brittany K. Bradrick, Seth H.Z. Fischer, Juhyun Lim, Thomas J. Riga and Jeffrey L. Vacirca) ceased to be directors of the Company.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on April 25, 2023 and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.03.

Promptly following the Effective Time, the Restated Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1 (the “Amended and Restated Certificate of Incorporation”). In addition, promptly following Effective Time, the Fourth Amended and Restated Bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated in their entirety to be in the form attached hereto as Exhibit 3.2 (the “Amended and Restated Bylaws”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated by reference herein.

Item 8.01. Other Events.

On July 31, 2023, Assertio issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2023, by and among Spectrum Pharmaceuticals, Inc., Assertio Holdings, Inc. and Spade Merger Sub 1, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on April 25, 2023 (File No. 001-35006))

3.1	Amended and Restated Certificate of Incorporation of Spectrum Pharmaceuticals, Inc., dated July 31, 2023

3.2	Amended and Restated Bylaws of Spectrum Pharmaceuticals, Inc, dated July 31, 2023

99.1	Press Release issued by Assertio Holdings, Inc., dated July 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: July 31, 2023	By:	/s/ Nora E. Brennan
Name: Nora E. Brennan
Title: Executive Vice President and Chief Financial Officer

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